Consolidated Statements Of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net income	$ 110,940	$ 60,251	$ 44,467
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX EFFECT OF NIL
Change in net foreign currency translation adjustments	(1,555)	(1,868)	(1,202)
Change in deferred pension loss	(110)	(4)	(388)
OTHER COMPREHENSIVE LOSS	(1,665)	(1,872)	(1,590)
TOTAL COMPREHENSIVE INCOME	$ 109,275	$ 58,379	$ 42,877